The world needs better vaccines. We’re striving to create them. IVX-A12 Phase 1 Topline Interim Data | MAY 22, 2023 Exhibit 99.1

Forward looking statements Statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the company’s current beliefs and expectations and include, but are not limited to: the company’s expectation regarding the opportunities for, and the prophylactic and commercial potential of, its vaccine candidates and technology platform; and the company’s planned development activities, including clinical trials and data readouts, and the timing thereof. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the company’s business, including, without limitation: the early stage of the company’s development efforts; the risk that results of a clinical trial at a particular time point may not predict final results and that an outcome may materially change as follow-up of subjects continues and following more comprehensive reviews of the data; the company’s approach to the development of vaccine candidates, including its development of a combination bivalent RSV/hMPV VLP vaccine candidate, which is a novel and unproven approach; potential delays in the development process including without limitation in the commencement, enrollment, conduct of, and receipt of data from, clinical trials; difficulties in developing an hMPV challenge model and the risk that the planned challenge study may produce negative or inconclusive results based on such model or otherwise; unexpected adverse side effects or inadequate immunogenicity or efficacy of the company’s vaccine candidates that may limit their development, regulatory approval, and/or commercialization; the company’s dependence on third parties in connection with manufacturing, research, and clinical testing; the risk that recent and expected regulatory approval of third party RSV vaccines may make conducting clinical trials more difficult and costly and otherwise adversely affect the company’s ability to successfully develop, obtain regulatory approval of and commercialize its vaccine candidates; the potential for challenges encountered in the manufacturing and scale up process, including without limitation challenges that reduce drug product stability or potency; competing approaches limiting the commercial value of the company’s vaccine candidates; regulatory developments in the United States and other countries; the risk that the company may use its capital resources sooner than it expects; and other risks described in the company’s prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the company’s quarterly report on Form 10-Q for the quarter ended March 31, 2023 and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Agenda Introduction and Key Takeaways Adam Simpson Chief Executive Officer Topline Interim Data Niranjan Kanesa-thasan, M.D. Chief Medical Officer Wrap-up and Q&A Adam Simpson Chief Executive Officer Niranjan Kanesa-thasan, M.D. Chief Medical Officer Tom Russo Chief Financial Officer

Positive IVX-A12 Phase 1 topline interim data* readout Potential first-in-class combination vaccine candidate displaying prefusion F antigens for both RSV and hMPV Robust immune responses to both RSV and hMPV in this clinical trial of older adult subjects First demonstration of hMPV vaccine immunogenicity in an older adult population for the field Applies similar approaches to stabilized prefusion F antigen design of RSV, to hMPV Tolerability up to highest dose tested provides a potential competitive advantage and allows for a full range of formulations in Phase 2 Systemic adverse events comparable to placebo; mild reactogenicity across formulations tested No evidence of immune interference between RSV & hMPV observed in this trial Higher post-vaccination levels of RSV A & B antibody titers (nAbs) (IU/ml) in this IVX-A12 study than historically seen with IVX-121 (RSV) alone Trial run in context of an atypical RSV epidemic following Covid-19 disruptions, potentially driving high baseline titers Prespecified sub-analysis showed particularly strong responses in those with the lowest baseline titers - GMFRs for RSV-A and RSV-B were up to 11-fold and 7-fold, respectively; GMFRs for hMPV-A and hMPV-B were up to 9-fold and 8-fold, respectively Supports progression to Phase 2 safety and immunogenicity trial in larger older adult population to select final formulation for subsequent disease prevention proof of concept study Next step: Plan to advance IVX-A12 (RSV/hMPV) to Phase 2 in mid 2023, followed by hMPV human challenge as key proof-of-concept efficacy study *As of post-vaccination D28

A vaccine able to prevent both RSV and hMPV could have a significant public health impact in older adults

U.S. health and economic burden (older adults)

RSV

Annual estimates,
older adults 65+

~105,000 – 177,000

hospitalizations

~14,000

deaths

Economic burden:
Estimated at $1.5-3B in direct medical costs for ages 60+

hMPV

Annual estimates,
older adults 65+

~88,000 – 123,000

hospitalizations

Data support similar mortality to that seen with RSV

Economic burden:
TBD – likely in same range as RSV given similar morbidity and mortality estimates

A vaccine targeting both RSV and hMPV has potential to almost double the health and economic impact of a vaccine targeting RSV alone – assuming similar efficacy against both pathogens

ICOSAVAX

RSV and hMPV hospitalization estimates based on U.S. Census 2021 population data and: Sieling et al 2021, *Influenza Other Respiratory Viruses,* Widmer et al 2012, *J Inf Dis;* Falsey et al, 2005, *NEJM;* Herring et al 2022, *Vaccine*

5

The transition to prefusion F protein was a game changer in RSV vaccine development; IVX-A12 incorporates stabilized prefusion F proteins for each of RSV and hMPV

RSV



Postfusion F protein

Postfusion protein subunit vaccines that were unsuccessful



Prefusion F protein

Prefusion stabilized protein subunit vaccines; recently validated by clinical efficacy data and initial regulatory approvals

COMPANIES & TECHNOLOGIES:

Type	Company	Result
Subunit	MedImmune	Did not prevent RSV disease in efficacy trial
Particle	NOVAVAX	Did not meet pre-specified objectives in efficacy trial

Type	Company	Product
Proof-of-concept Subunit (Ph1 only)	NIH National Institutes of Health	DS-Cav1 Pre-F RSV
Subunit	gsk	Pre-F RSV + $AS01_E$ LRTD efficacy: ~83%
	Pfizer	Pre-F RSV RSV-LRTI efficacy: ~67-86%

RSV + hMPV

IVX-A12



IVX-121

RSV

VLP with multivalent display of stabilized prefusion F proteins

\+



IVX-241

hMPV

- Prefusion stabilized F protein (PreF) also found to be important antigen with **hMPV**
- Development of the hMPV PreF antigen in IVX-241 was an extension of the structural biology efforts underlying RSV preF

Combination of 2 VLPs

ICOSAVAX

Pre-F RSV + Pre-F hMPV

ICOSAVAX

Graham et al 2015; Falloon et al 2017; Novavax press release 2016; Ruckwardt et al 2021; GSK and Pfizer VRBPAC presentations, Feb 28 & Mar 1 '23; Hsieh et al 2022

6

IVX-A12 Phase 1 Topline Interim Data

Interim Data through Day 28 Solicited AEs SAEs, AESIs, MAAEs, Unsolicited AEs Immunogenicity DAYS 0-7 DAYS 0-28 DAYS 0 & 28 RSV-A, RSV-B, hMPV-A, & hMPV-B Virus Microneutralization assay Trial Design: Phase 1 randomized, observer-blinded, placebo-controlled trial to evaluate IVX-A12 administration in older adult subjects MF59®: Seqirus Inc.’s proprietary adjuvant. IVX-A12 Total VLP Content IVX-121 (RSV) VLP IVX-241 (hMPV) VLP 150 µg 75 µg 75 µg 225 µg 75 µg 150 µg 300 µg 75 µg 225 µg Note: 75 µg IVX-121 VLP = 42 µg RSV antigen; 75, 150, 225 µg hMPV VLP = 41, 82, 124 µg hMPV antigen 1 DOSE DAY 0 28 Placebo (N=23; 21) Total VLP Content - 150 µg + MF59 (N=29; 23) Total VLP Content - 225 µg + MF59 (N=20; 20) Total VLP Content - 150 µg No Adjuvant (N=20; 20) Total VLP Content - 225 µg No Adjuvant (N=29; 20) Total VLP Content - 300 µg No Adjuvant (N=19; 19) Older Adult Subjects (60-75 years of age) N=140 (safety analysis set); 123 (per protocol analysis set)

Summary of overall interim safety results Older Adult Subjects (60-75 years of age) IVX-A12 N=117 n (%) Placebo N=23 n (%) Any serious adverse event (AE) 0 0 Any clinical event of special interest (CESI) 0 0 Any AE leading to death or study discontinuation 0 0 Any grade 4 (life-threatening) AE 0 0 Any related medically-attended AE 0 0 Any unsolicited adverse event 27 (23.1) 6 (26.1) Mild 18 (15.4) 2 (8.7) Moderate 8 (6.8) 4 (17.4) Severe 1* (0.9) 0 No related SAEs, clinical events of special interest, or AEs leading to study withdrawal. * Severe unsolicited AE (unrelated) of hypertension on Day 28 in subject with prior medical history, resolved Unsolicited AEs are collected to Day 28. Other AEs are collected to Day 180. Safety analysis set.

Solicited adverse events within 7 days of single dose, maximal severity IVX-A12 was generally well tolerated – solicited adverse events included mild reactogenicity with systemic AEs similar to placebo. No severe solicited AEs. No Adjuvant 150 µg 225 µg 300 µg + MF59 150 µg 225 µg Placebo Placebo No Adjuvant 150 µg 225 µg 300 µg + MF59 150 µg 225 µg Placebo Placebo Mild Moderate Severe Local Adverse Events (Reactogenicity) Mild Moderate Severe N 20 29 19 29 20 23 N 20 29 19 29 20 23 Systemic Adverse Events (Tolerability) IVX-A12 Total VLP IVX-121 VLP (RSV) IVX-241 VLP (hMPV) 150 µg 75 µg 75 µg 225 µg 75 µg 150 µg 300 µg 75 µg 225 µg MF59®: Seqirus Inc.’s proprietary adjuvant. Safety analysis set.

GMT (95% CI) No Adjuvant + MF59 75 µg IVX-121 150 µg 225 µg 300 µg 150 µg PBO 225 µg GMT (95% CI) No Adjuvant + MF59 75 µg IVX-121 150 µg 225 µg 300 µg 150 µg PBO 225 µg Day 0 and Day 28 Results Day 28 Day 0 RSV-B Interim immunogenicity data: RSV-A and RSV-B NAb GMT expressed in IU/mL – Viroclinics Live NAb Assay Day 0 and Day 28 Results Day 28 Day 0 RSV-A N= 20 18 20 18 19 19 23 23 20 20 21 20 17 17 GMFR - 2 - 2 - 4 - 3 - 4 - 1 - 4 N= 20 18 20 18 19 19 23 23 20 20 21 20 17 17 GMFR - 1 - 2 - 3 - 3 - 3 - 1 - 3 IVX-A12 Total VLP IVX-121 VLP (RSV) IVX-241 VLP (hMPV) 150 µg 75 µg 75 µg 225 µg 75 µg 150 µg 300 µg 75 µg 225 µg No interference from increasing hMPV dosage levels. IVX-A12 induced NAb titers of up to ~16,100 IU/mL for RSV-A and ~8,300 IU/mL for RSV-B. Per-protocol analysis set. RSV-A LLoQ = 9.4. RSV-B LLoQ = 8.0. MF59®: Seqirus Inc.’s proprietary adjuvant. 75 µg IVX-121: IVX-121 Ph 1 reference sera panel from OA subjects receiving unadjuvanted 75 μg IVX-121. GMFR: Geometric Mean Fold Rise from Baseline. Assays Conducted by Viroclinics.

GMT (95% CI) No Adjuvant + MF59 150 µg 225 µg 300 µg 150 µg PBO 225 µg GMT (95% CI) No Adjuvant + MF59 150 µg 225 µg 300 µg 150 µg PBO 225 µg Interim immunogenicity data: hMPV-A and hMPV-B NAb GMT expressed in assay units/mL – Viroclinics Live NAb Assay Day 0 and Day 28 Results Day 28 Day 0 hMPV-B Day 0 and Day 28 Results Day 28 Day 0 hMPV-A First demonstration of hMPV vaccine immunogenicity in older adult population; similar pattern of response as seen with RSV. Clinical samples from this trial will be used to explore potential to protect against hMPV infection in a preclinical passive transfer model. N= 20 18 20 18 19 19 23 23 20 20 21 21 GMFR - 1 - 3 - 5 - 3 - 3 - 1 N= 20 18 20 18 19 19 23 23 20 20 21 20 GMFR - 2 - 2 - 4 - 3 - 3 - 1 IVX-A12 Total VLP IVX-121 VLP (RSV) IVX-241 VLP (hMPV) 150 µg 75 µg 75 µg 225 µg 75 µg 150 µg 300 µg 75 µg 225 µg Per-protocol analysis set. hMPV-A and hMPV-B LLoQ = 4.0 log 2. MF59®: Seqirus Inc.’s proprietary adjuvant. GMFR: Geometric Mean Fold Rise from Baseline. Assays Conducted by Viroclinics.

IVX-A12 Ph 1 trial was run during an atypical RSV epidemic following COVID-19 disruptions, with off-cycle RSV circulation potentially contributing to the high baseline titers

RSV Seasonality

U.S. RSV-Associated Hospitalizations, ages ≥65[1]	
Season	**Rate per 100,000**
2022-2023	**66.4**
2021-2022	24.5
2020-2021	0.3
2019-2020	45.1
2018-2019	38.7

The '22-'23 RSV season was the most severe seen in a 5 year period – evidenced by RSV-associated hospitalization rates

Florida RSV Positive PCR Detections (n), 2022-2023[2]



150
100
50
0
~01/22
~03/22
~05/22
~07/22
~09/22
~11/22
~01/23
~03/23
~Mar-May '22: RSV Epidemic Onset[3]
Sept 26 '22: First patient dosed, IVX-A12

IVX-A12 Trial Sites	Subjects Enrolled (%)[4]
Florida	**104 (85%)**
Other	19 (15%)

Florida, where the majority of IVX-A12 Ph 1 subjects were enrolled, experienced an off-cycle peak shortly before trial start

IVX-A12 Ph 1 subjects were enrolled during a historically high RSV season with ~2X higher hospitalizations than pre-pandemic years. Ph 2a trial is timed to complete enrollment mid-year '23, ahead of more typical RSV seasonal patterns.

[1] Max cumulative hospitalization rate for 2018-2023 seasons in ages ≥65, MMWR Week 16 (April), RSV-NET Interactive Dashboard; [2] Florida RSV detections, by 5 week average, CDC NREVSS, State Trends; [3] Florida '22-'23 RSV Onset Month, RS10, 10FB, and 3% test positivity methods, Hamid et al, *MMWR Apr 7 '23, Vol. 72/No. 14*; [4] Share of Per Protocol Analysis Set (total 140 subjects enrolled, including 123 in Per Protocol analysis set)

ICOSAVAX

13

150 µg 225 µg GMT (95% CI) PBO 300 µg 150 µg 225 µg GMT (95% CI) PBO 300 µg RSV-A and RSV-B NAb pre-specified sub-analysis, 1st baseline tertile GMT expressed in IU/mL; pooled by dose – Viroclinics Live NAb Assay RSV-A First Pooled* Baseline Tertile Subjects with lowest baseline titers (1st tertile) showed GMFR of up to ~11-fold and 7-fold for RSV-A and RSV-B, respectively. RSV-B First Pooled Baseline Tertile N= 16 16 10 9 5 5 10 10 GMFR 5- to 11-Fold 5 - 5 - 11 - 2 N= 14 14 14 13 6 6 7 7 GMFR 3- to 7-Fold 6 - 3 - 7 - 1 Day 28 Day 0 Day 28 Day 0 IVX-A12 Total VLP IVX-121 VLP (RSV) IVX-241 VLP (hMPV) 150 µg 75 µg 75 µg 225 µg 75 µg 150 µg 300 µg 75 µg 225 µg * Data pooled across adjuvanted and non-adjuvanted groups within a dose. Per-protocol analysis set. RSV-A LLoQ = 9.4. RSV-B LLoQ = 8.0. MF59®: Seqirus Inc.’s proprietary adjuvant. GMFR: Geometric Mean Fold Rise from Baseline. Assays Conducted by Viroclinics.

150 µg 225 µg GMT (95% CI) PBO 300 µg 150 µg 225 µg GMT (95% CI) PBO 300 µg hMPV-A and hMPV-B NAb pre-specified sub-analysis, 1st baseline tertile GMT expressed in assay units/mL; pooled by dose – Viroclinics Live NAb Assay hMPV-A First Pooled* Baseline Tertile Subjects with lowest baseline titers (1st tertile) showed GMFR of up to 9-fold and 8-fold for hMPV-A and hMPV-B, respectively. hMPV-B First Pooled Baseline Tertile N= 11 11 12 12 10 10 8 8 GMFR 5- to 9-Fold 5 - 5 - 11 - 1 N= 17 16 12 11 8 8 4 4 GMFR 7- to 8-Fold 6 - 3 - 7 - 1 Day 28 Day 0 Day 28 Day 0 * Data pooled across adjuvanted and non-adjuvanted groups within a dose. Per-protocol analysis set. hMPV-A and hMPV-B LLoQ = 4.0 log 2. MF59®: Seqirus Inc.’s proprietary adjuvant. GMFR: Geometric Mean Fold Rise from Baseline. Assays Conducted by Viroclinics. IVX-A12 Total VLP IVX-121 VLP (RSV) IVX-241 VLP (hMPV) 150 µg 75 µg 75 µg 225 µg 75 µg 150 µg 300 µg 75 µg 225 µg

Wrap-up

Applies similar approaches to stabilized prefusion F antigen design of RSV to hMPV Robust D28 immunogenicity against two leading causes of viral pneumonia, RSV and hMPV – demonstrated in Phase 1 trial, supporting advancement to Phase 2 Potential to further reduce hospitalizations and deaths in older adults compared with vaccines targeting RSV alone – driving a substantial differentiation and commercial opportunity Potential for further differentiation based on durability suggested based on results observed with monovalent RSV candidate IVX-A12: Potential first-in-class combination vaccine candidate for RSV/hMPV advancing to Phase 2 Phase 2 safety and immunogenicity trial in larger older adult population anticipated to initiate mid-2023 hMPV passive transfer study planned to be run in parallel with Phase 2 trial hMPV human challenge model in development with clinical trial intended to be conducted thereafter, as proof-of-concept efficacy study VLPs mimic the structure of viruses to enhance the immune response Potentially driving magnitude of response, breadth of coverage, durability, favorable tolerability, highly-productive manufacturing, and combinability Moving forward rapidly with IVX-A12; next steps: Unique VLP platform may offer one or more potential benefits IVX-A12 is the only RSV/hMPV combination candidate in the clinic for older adults

Q&A

Appendix

Data suggest correlation between hMPV titer levels and symptomatic infection

Probability of infection by baseline antibody titer[1]



100
75
50
25
0
% Infected
74
67
37
35
2 fold*
Log2 MNA titer:
<10
10.0-10.5
10.5-11.2
>11.2
MNA titer:
<1024
1024-1448
1449-2353
>2353

- The lower the baseline titers, the greater the probability of infection
- * Prospective study saw a statistically significant 2-fold decrease in probability of infection with increased titers

Fold-rise in titers seen in symptomatic infections[2]

Fold rise in endpoint titers** between acute to convalescent sera in subjects with confirmed symptomatic infection	
Mild infection (symptomatic but not hospitalized)	~3.7
Severe infection (hospitalized)	~5.2

- For subjects who had confirmed infection, a 3-5 fold-rise in endpoint titers observed following infection

[1] Left panel – Falsey AR et al., 2010: Evaluation of pre-illness baseline titers of subjects with RT-PCR positive hMPV illness and age and group matched controls with no hMPV illness or sero-response. MNA titer: antilog of Log2 MNA titers; [2] Right panel – Falsey AR et al., 2010: Evaluation of rise in endpoint titers immediately (3-4d) following symptom onset vs. 4-6 weeks following confirmed hMPV (hMPV RT-PCR and / or a >4-fold rise in hMPV specific IgG). Infection considered severe in subjects hospitalized and mild in subjects managed as outpatients.
** Fold-rise in endpoint titers determined by calculating the fold difference in antilog of Log2 values

ICOSAVAX

20

IVX-241 for hMPV: Prefusion stabilized F hMPV antigen

Postfusion F Protein



6HB
Fused membrane
Fusion Peptide

Mas et al., 2016



Prefusion F Protein



Glycan N172
Glycan N57
Glycan N353
Viral membrane
Pre-fusion F trimer

Battles et al., 2017



- Similar to RSV, the hMPV F protein undergoes a conformational change from the prefusion to the postfusion structure to enable entry into the host cell
- Prefusion F protein has been shown in the mouse model to have ~6X neutralizing antibody titers against hMPV compared to postfusion F antigen

ICOSAVAX HAS EXCLUSIVELY LICENSED RIGHTS to the prefusion stabilized F antigen incorporated into IVX-241

(except for one mRNA license that can be granted)

ICOSAVAX

Mas et al 2016, *PLOS Pathogens*; Battles et al 2017, *Nat Commun*; Hsieh et al 2022, *Nat Commun*

21

The 2022-2023 RSV season was more severe and had an earlier onset than pre-pandemic RSV seasons Cumulative U.S. RSV-Associated hospitalizations, ages ≥652 Season Rate per 100,000 2022-2023 66.4 2021-2022 24.5 2020-2021 0.3 2019-2020 45.1 2018-2019 38.7 U.S. Rates of RSV-Associated Hospitalizations, ≥65 years of age1 Weekly Hospitalization rate per 100,000 IVX-A12 Ph 1 trial ran during a historically severe and off-cycle RSV season. Data suggest RSV circulation is reverting to pre-pandemic seasonality patterns (~Oct-Apr). 1 RSV-NET Interactive Dashboard (2018-2023 seasons; weekly rates; age group ≥65 years; data updated as of 5/10/2023); 2 Max cumulative hospitalization rate for 2018-2023 seasons in ages ≥65, MMWR Week 16 (April), RSV-NET Interactive Dashboard

Our lead candidate IVX-A12 targets two common causes of pneumonia in adults: RSV and hMPV

Respiratory vaccines are an emerging market: There is unmet need for an RSV and hMPV combination, and opportunities to improve protection from flu vaccines

Top 5 pathogens detected in adults hospitalized with community-acquired pneumonia
(EPIC Study; pre-COVID-19)



Challenging to vaccinate
(100s of strains)
25%
20%
15%
10%
5%
0%
Approved vaccines exist
~$8B in sales
Approved vaccines exist
~$7B in sales
ICOSAVAX LEAD CANDIDATE IVX-A12
No approved vaccines
Monovalent vaccine recently approved
Human rhinovirus
Influenza A/B
S. pneumoniae
Human metapneumovirus
Respiratory syncytial virus
Bacterial
Viral

RSV/ hMPV

- A vaccine against RSV is expected to be recommended by policy makers such as ACIP, particularly in older adults, which could drive rapid coverage and uptake and faster growth to peak sales
- Analysts project an **RSV vaccine market opportunity of ~$10 billion by 2030**; we believe hMPV has similar vaccine market potential

Other Opportunities:

FLU

- Despite their commercial success, existing vaccines have historically shown suboptimal efficacy (~20%-50% year to year over the last 10 years)

COVID-19

- Optionality for ICVX; multiple industry sources have estimated that a meaningful commercial opportunity could persist in the SARS-CoV-2 endemic stage

Jain S et al 2017, *Clin Chest Med*; GBD 2015 LRI Collaborators; *Lancet Infect Dis* 2017;
Walsh et al 2008, *Arch Internal Med*; World Heath Organization; Global Vaccine Market Report 2022, World Health Organization

ICOSAVAX
23

We are targeting RSV and hMPV in a combination vaccine candidate with VLPs incorporating prefusion-stabilized F proteins from RSV and hMPV viruses

RSV and hMPV are related *Pneumoviridae* with similar epidemiological and clinical characteristics

Both viruses are common with high re-infection rates and **overlapping seasonal circulation**

Our goal for both is to target the prefusion F protein, responsible for viral cell entry

RSV

- Found in 8% of US adults hospitalized for pneumonia where pathogen detected
- 16% likelihood of ICU admission, 5% likelihood of death
- Symptoms: Cough, fatigue, dyspnea, congestion, wheezing, fever

hMPV

- Found in 11% of US adults hospitalized for pneumonia where pathogen detected
- 17% likelihood of ICU admission, 4% likelihood of death
- Symptoms: Cough, wheezing, dyspnea, congestion, fatigue

IVX-A12 is a potential first in class RSV/hMPV combination vaccine candidate, with Phase 2 start anticipated mid 2023


IVX-121
RSV
IVX-241
hMPV
+
IVX-A12
RSV
hMPV
RSV/hMPV bivalent vaccine candidate

ICOSAVAX

Jain et al 2015; Widmer et al 2012; Walsh et al 2008; T Shi et al 2019; Sieling et al 2021; Cattoir et al 2019, *Acta Clinica Belgica*

24

IVX-A12: Preclinical proof of concept of protection achieved against BOTH viral causes of pneumonia



Neutralizing antibody titers
RSV/A
hMPV/A
log2 RSV/A neutralizing titer
log2 hMPV/A neutralizing titer
IVX-121
IVX-A12
IVX-241
IVX-A12
Lung viral titers
RSV/A
hMPV/A
GeoMean log10 lung viral titer (pfu/g)
Control (no challenge)
Control (challenge)
IVX-121
IVX-A12
Control (no challenge)
Control (challenge)
IVX-241
IVX-A12

Preclinical study showed strong nAb titers induced against both RSV and hMPV, without immune interference

- In a live virus challenge model, cotton rats were administered two doses of adjuvanted IVX-121, IVX-241, or IVX-A12 and subsequently challenged with RSV/A or hMPV/A*

Monovalent and bivalent formulations similarly blocked viral replication post challenge

- In lung tissue, both monovalent (IVX-121, IVX-241) and bivalent (IVX-A12) formulations reduced viral titers to below the lower limit of quantitation**

In preclinical studies, RSV and hMPV two-component VLPs were combined in effort to generate a bivalent immunogen with robust nAb response and blocking of viral replication

ICOSAVAX

* Two doses of IVX-121, IVX-241, or IVX-A12 (1 ug of each VLP) formulated with Addavax (oil-in-water adjuvant) were administered on day 0 and day 21, with RSV/A or hMPV/A challenge two weeks post 2nd administration; ** Lung tissue samples tested 5 days post challenge

25

RSV / hMPV seasonality patterns suggest additional potential benefit of a durable combination vaccine RSV / hMPV seasonality RSV hMPV In most regions, RSV and hMPV show high but not completely overlapping seasonality Data shown for Belgium; other regions (e.g., U.S.) show similar trends RSV tends to precede hMPV; may be prolonged by early and late seasons hMPV season can last >6 months in multiple countries Suggests durability could be particularly important for combination vaccines, like IVX-A12 (RSV/hMPV) Initial data on durability of Icosavax monovalent RSV candidate may bode well for combination RSV / hMPV vaccine given patterns in seasonality – and may further enable pan-respiratory vaccine vision Annual distribution of RSV & hMPV positive samples in Belgium (ages <1 to >65), Cattoir et al 2019, Acta Clinica Belgica

IVX-A12 Ph 1 and 2 trials designed to inform bivalent formulation prior to anticipated proof of concept disease-prevention efficacy study

PHASE 1 (IN PROGRESS)	PHASE 2 (PLANNED MID-2023)	PHASE 2B HMPV HUMAN CHALLENGE
• Safety and immunogenicity of bivalent (RSV/hMPV) formulations • Healthy older adults (N = 140) • Constant RSV dosage (75 µg) + multiple hMPV dosage levels (75, 150, 225 µg) • Single dose +/- adjuvant (MF59®) • Duration follow-up planned to one year	• Safety and immunogenicity; dosage and formulation selection • Healthy older adults with wider age range and comorbidities (N ≈ up to 500) • Planning for two RSV and hMPV bivalent formulations (may include MF59® adjuvant) • Planning for long-term safety and duration of immunogenicity (multi-year) from selected formulation(s)	• Safety, immunogenicity and protection against hMPV infectious challenge • Healthy adults • Single formulation based on Phase 2 interim data • hMPV challenge model development in-progress

PRELIMINARY TRIAL DESIGNS; SUBJECT TO CHANGE

Assess safety and immunologic non-interference with varying ratios of RSV/hMPV VLPs

Allows assessment of immune responses to hMPV and RSV with and without adjuvant

Conduct further dose optimization with expanded safety and immunogenicity evaluation in older adults; assess longer-term safety and durability of immune response

Assessment of efficacy potential in hMPV; build understanding of symptom profile to inform Phase 3

ICOSAVAX

27

IVX-A12 is a potential first in class vaccine targeting both RSV and hMPV in the same formulation

Older Adult RSV and/or hMPV Pipeline Candidates

Most technologically competitive w/ Icosavax

	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3 / REGISTRATION
VLP		RSV-F + hMPV *RSV-F**		
Protein / Subunit / Soluble Antigen	ViceBio: RSV			GSK RSV-F + AS01 Pfizer RSV-F
Nucleic Acid	Sanofi: RSV + hMPV	Moderna: RSV + Flu Moderna: RSV + Covid + Flu Sanofi: RSV		Moderna RSV-F
Recombinant Vector				Bavarian Nordic MVA RSV-F

RSV monovalent | hMPV monovalent | RSV-hMPV bivalent | Other RSV Combo

RSV-F = RSV F (fusion) protein antigen

*Icosavax does not plan to pursue the IVX-121 RSV monovalent candidate as a standalone candidate for RSV in older adults, and is transitioning development to the IVX-A12 bivalent RSV/hMPV candidate following Phase 1/1b

ICOSAVAX

28

Novel VLP technology with multiple near-term value inflection points Candidate Indication IVX-A12 RSV/hMPV hMPV candidate selection IND submission Phase 1 initiation FDA Fast Track designation Phase 1 topline interim data Phase 2 initiation [mid ’23] IVX-121 RSV Ph 1/1b topline interim data Phase 1/1b, 6 mo. durability data Advanced to IVX-A12 bivalent RSV/hMPV candidate Phase 1b extension, 12 mo. data [mid ’23] Flu candidate Influenza Exercised option for patent license from UW Executed patent license to neuraminidase antigens from UW Candidate selection [2023] SARS-CoV-2 candidate Covid-19 Transitioned to bivalent RBD strategy Bivalent candidate selection [2023] Achieved Milestones UPCOMING Milestones